U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 28, 2003


                              EAGLE BROADBAND, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                      TEXAS
                         -------------------------------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


                   0-20011                         76-0494995
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          (Commission File Number)     (I.R.S. Employer Identification No.)


                 101 COURAGEOUS DRIVE, LEAGUE CITY, TEXAS 77573
            ---------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (281) 538-6000
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              (Registrant's telephone number, including area code)

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ITEM 5. REGULATION FD DISCLOSURE

On October 28, 2003, Eagle Broadband, Inc., conducted a shareholders conference call to discuss the status of the company, the recently announced distribution agreement with General Dynamics Decision Systems, and increased focus on sales and marketing of the company's products.

Exhibits:
  99.1     Eagle Broadband News Release
  99.2     Conference Call Audio

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     EAGLE BROADBAND, INC.


                                                     /s/Dave Weisman
                                                     ---------------------------
                                                     Dave Weisman
                                                     Chief Executive Officer

DATE:  October 29, 2003